                                  Exhibit 99.1

 Series 1997-2 Monthly Certificateholders' Statement for the month of July 1998

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      PROFFITT'S CREDIT CARD MASTER TRUST
                                 SERIES 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the Agreement) each between Proffitt's Credit Corporation as Transferor, Proffitt's, Inc. as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:


     Date of the Certificate                                 August 10, 1998
     Monthly Period ending:                                    July 31, 1998
     Determination Date                                      August 10, 1998
     Distribution Date                                       August 17, 1998

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                                                             General
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
 201 Amortization Period                                                                                No               201
 202 Early Amortization Period                                                                          No               202
 203 Class A Investor Amount paid in full                                                               No               203
 204 Class B Investor Amount paid in full                                                               No               204
 205 Collateral Indebtedness Amount paid in full                                                        No               205
 206 Proffitt's Inc. is the Servicer                                                                    Yes              206

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                                                          Investor Amount
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    as of the end of
                                                               as of the end of prior                 the relevant
                                                                   Monthly Period                    Monthly Period
                                                               ---------------------              -------------------
 207 Series 1997-2 Investor Amount                             $         235,300,000     207(a)   $        235,300,000   207(b)
 208    Class A Investor Amount                                $         180,000,000     208(a)   $        180,000,000   208(b)
 209    Class B Investor Amount                                $          20,000,000     209(a)   $         20,000,000   209(b)
 210    Collateral Indebtedness Amount                         $          21,000,000     210(a)   $         21,000,000   210(b)
 211    Class D Investor Amount                                $          14,300,000     211(a)   $         14,300,000   211(b)

 212 Series 1997-2 Adjusted Investor Amount                    $         235,300,000     212(a)   $        235,300,000   212(b)
 213    Class A Adjusted Investor Amount                       $         180,000,000     213(a)   $        180,000,000   213(b)
 214      Principal Account Balance                            $                   -     214(a)   $                  -   214(b)
 215    Class B Adjusted Investor Amount                       $          20,000,000     215(a)   $         20,000,000   215(b)

 216    Class A Certificate Rate                                                                           6.50%         216
 217    Class B Certificate Rate                                                                           6.69%         217
 218    Collateral Indebtedness Interest Rate                                                             6.25625%       218
 219    Class D Certificate Rate                                                                          6.53125%       219
 220 Weighted average interest rate for Series 1997-2                                                      6.50%         220

                                                                                                    as of the end of
                                                               as of the end of prior                 the relevant
                                                                   Monthly Period                    Monthly Period
                                                               ---------------------              -------------------
 221 Series 1997-2 Investor Percentage with respect to
     Finance Charge Receivables                                        34.66%            221(a)           36.14%         221(b)
 222    Class A                                                        26.51%            222(a)           27.64%         222(b)
 223    Class B                                                         2.95%            223(a)            3.07%         223(b)
 224    Collateral Indebtedness Amount                                  3.09%            224(a)            3.23%         224(b)
 225    Class D                                                         2.11%            225(a)            2.20%         225(b)

 226 Series 1997-2 Investor Percentage with respect to
        Principal Receivables                                          34.66%            226(a)           36.14%         226(b)
 227    Class A                                                        26.51%            227(a)           27.64%         227(b)
 228    Class B                                                         2.95%            228(a)            3.07%         228(b)
 229    Collateral Indebtedness Amount                                  3.09%            229(a)            3.23%         229(b)
 230    Class D                                                         2.11%            230(a)            2.20%         230(b)

 231 Series 1997-2 Investor Percentage with respect to
     Allocable Amounts                                                 34.66%            231(a)           36.14%         231(b)
 232    Class A                                                        26.51%            232(a)           27.64%         232(b)
 233    Class B                                                         2.95%            233(a)            3.07%         233(b)
 234    Collateral Indebtedness Amount                                  3.09%            234(a)            3.23%         234(b)
 235    Class D                                                         2.11%            235(a)            2.20%         235(b)

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                                               Series 1997-2 Investor Distributions
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 236 The sum of the daily allocations of collections of
     Principal Receivables for the relevant Monthly Period                                        $                  -   236
 237    Class A distribution of collections of Principal
        Receivables per $1,000 of original principal amount                                       $                  -   237


 238    Class B distribution of collections of Principal
        Receivables per $1,000 of original principal amount                                       $                  -   238
 239    Collateral Indebtedness Amount distribution of
        collections of Principal Receivables per $1,000 of
        original principal amount                                                                 $                  -   239
 240    Class D distribution of collections of Principal
        Receivables per $1,000 of original principal amount                                       $                  -   240
 241    Class A distribution attributable to interest per
        $1,000 of original principal amount                                                       $               5.42   241
 242    Class B distribution attributable to interest per
        $1,000 of original principal amount                                                       $               5.58   242
 243    Collateral Indebtedness Amount distribution attributable
        to interest per $1,000 of original principal amount                                       $               5.73   243
 244    Class D distribution attributable to interest per
        $1,000 of original principal amount                                                       $                  -   244
 245   Monthly Servicing Fee for the next succeeding Distribution
       Date per $1,000 of original principal amount                                               $               1.67   245

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                                              Collections Allocated to Series 1997-2
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 246   Series allocation of collections of Principal Receivables                                  $         43,598,619   246
 247    Class A                                                                                   $         33,352,110   247
 248    Class B                                                                                   $          3,705,790   248
 249    Collateral Indebtedness Amount                                                            $          3,891,079   249
 250    Class D                                                                                   $          2,649,640   250

 251   Series allocation of collections of Finance Charge Receivables                             $          4,634,800   251
 252    Class A                                                                                   $          3,545,533   252
 253    Class B                                                                                   $            393,948   253
 254    Collateral Indebtedness Amount                                                            $            413,646   254
 255    Class D                                                                                   $            281,673   255

        Available Funds
 256    Class A Available Funds                                                                   $          3,545,533   256
 257    The amount to be withdrawn from the Reserve Account to be included
        in Class A Available funds                                                                $                  -   257
 258    Principal Investment Proceeds to be included in Class A Available Funds                   $                  -   258
 259    The amount of investment earnings on amounts held in the Reserve Account to
        be included in Class A Available funds                                                    $                  -   259

 260    Class B Available Funds                                                                   $            393,948   260
 261    The amount to be withdrawn from the Reserve Account to be included in
        Class B Available funds                                                                   $                  -   261
 262    Principal Investment Proceeds to be included in Class B Available Funds                   $                  -   262
 263    The amount of investment earnings on amounts held in the Reserve Account
        to be included in Class B Available funds                                                 $                  -   263

 264   Collateral Available Funds                                                                 $            413,646   264

 265   Class D Available Funds                                                                    $            281,673   265

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                                                    Application of Collections
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       Class A
 266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previous due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
      Distribution date                                                                           $            975,000   266
 267  If Proffitt's Inc. is no longer the Servicer, an amount equal to Class A
      Servicing fee for the related Distribution Date                                             $                  -   267
 268  Class A Allocable Amount                                                                    $            471,388   268
 269  An amount to be included in the Excess Spread                                               $          2,099,145   269

       Class B
 270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
      Distribution Date                                                                           $            111,500   270
 271  If Proffitt's Inc. is no longer the Servicer, an amount equal to Class B
      Servicing fee for the related Distribution date                                             $                  -   271
 272  An amount to be included in the Excess Spread                                               $            282,448   272

       Collateral
 273  If Proffitt's Inc. is no longer the Servicer, an amount equal to Collateral
      Servicing fee for the related Distribution Date                                             $                  -  273
 274  An amount to be included in the Excess Spread                                               $            413,646  274

       Class D
 275  If Proffitt's Inc. is no longer the Servicer, an amount equal to Class D
      Servicing fee for the related Distribution Date                                             $                  -  275
 276  An amount to be included in the Excess Spread                                               $            281,673  276

 277  Available Excess Spread                                                                     $          3,076,912  277
 278  Available Shared Excess Finance Charge Collections                                          $                  -  278
 279  Total Cash Flow available for 1997-2 waterfall                                              $          3,076,912  279

 280  Class A Required Amount is to be used to fund any deficiency in line266,
      line267 and line268                                                                         $                  -  280
 281  The aggregate amount of Class A Investor Charge Offs which have not
      been previously reimbursed                                                                  $                  -  281
 282  Class B Required Amount to the extent attributable to line270, and line271                  $                  -  282

 283  Class B Allocable Amount                                                                    $             52,376  283
 284  Any remaining portion of the Class B Required Amount                                        $                  -  284
 285  An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
      Principal Collections; (iii) reallocations of the Class B Investor Amount to
      the Class A Investor Amount                                                                 $                   -  285
 286  Collateral Monthly Interest for the related Distribution Date plus Collateral
      Monthly Interest previously due but not paid to the Collateral Indebtedness
      Holder plus Collateral Additional Interest                                                  $            120,433  286
 287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
      due for the relevant Monthly Period and not paid above                                      $            368,333  287
 288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
      due but not distributed to the Servicer for prior Monthly Periods                           $                  -  288
 289  Collateral Allocable Amount                                                                 $             54,995  289
 290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii)
      reallocations of the CIA to the Class A or Class B Investor Amount                          $                  -  290
 291  The excess, if any, of the Required Cash Collateral Amount over the Available
      Collateral Amount                                                                           $                  -  291
 292  An amount equal to Class D Monthly Interest due but not paid to the Class D
      Certificateholders plus Class D Additional Interest                                         $             85,614  292
 293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                $             23,833  293
 294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly Periods     $                  -  294
 295  Class D Allocable Amount                                                                    $             37,449  295
 296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
      (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)
      reallocations of the Class D Investor Amount to the Class A or Class B Investor
      Amount or CIA                                                                               $                  -  296
 297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder
      pursuant to the Loan Agreement                                                              $                  -  297
 298  Excess, if any, of the Required Reserve Account Amount over the amount on deposit
      in the Reserve Account                                                                      $                  -  298
 299  Shared Excess Finance Charge Collections                                                    $          2,333,878  299

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                                                Determination of Monthly Principal
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 300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                    $                  -  300
 301   Available Principal Collections held in the Collection Account                             $         43,598,619  301
 302   Class A Accumulation Amount                                                                $                  -  302

 303  Class B Monthly Principal (the least of line#304, line#305 and line#209)
      (distributable only after payout of Class A)                                                $                  -  303
 304   Available Principal Collections held in the Collection Account less portion
       of such Collections applied to Class A Monthly principal                                   $         43,598,619  304
 305   Class B Accumulation Amount                                                                $                  -  305

 306  Collateral Monthly Principal (prior to payout of Class B)
      (the least of line#307 and line#308)                                                        $               -    306
 307   Available Principal Collections held in the Collection Account less portion
       of such Collections applied to Class A and Class B Monthly Principal                       $       43,598,619   307
 308   Enhancement Surplus                                                                        $                -   308

 309  Class D Monthly Principal                                                                   $                -   309
 310   Available Principal Collections held in the Collection Account less portion
       of such Collections applied to Class A, Class B or collateral Monthly Principal            $       43,598,619   310

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                                                   Available Enhancement Amount
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 311  Available Enhancement Amount                                                                $       35,300,000   311
 312   Amount on Deposit in the Cash Collateral Account                                           $                -   312

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                                                 Reallocated Principal Collections
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 313  Reallocated Principal Collections                                                           $                -   313
 314   Class D Principal Collections (to the extent needed to fund Required Amounts)              $                -   314
 315   Collateral Principal Collections (to the extent needed to fund Required Amounts)           $                -   315
 316   Class B Principal Collections (to the extent needed to fund Required Amounts)              $                -   316

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                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
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                                                                             %                          Amount
                                                                     -------------------          ------------------
 317  Series 1997-2 Default Amount                                        34.66%          317(a)  $          616,208   317(b)
 318  Class A Investor Default Amount                                     26.51%          318(a)  $          471,388   318(b)
 319  Class B Investor Default Amount                                     2.95%           319(a)  $           52,376   319(b)
 320  Collateral Default Amount                                           3.09%           320(a)  $           54,995   320(b)
 321  Class D Investor Default Amount                                     2.11%           321(a)  $           37,449   321(b)

 322  Series 1997-2 Adjustment Amount                                                             $                -     322
 323  Class A Adjustment Amount                                                                   $                -     323
 324  Class B Adjustment Amount                                                                   $                -     324
 325  Collateral Adjustment Amount                                                                $                -     325
 326  Class D Adjustment Amount                                                                   $                -     326

 327  Series 1997-2 Allocable Amount                                                              $          616,208     327
 328   Class A Allocable Amount                                                                   $          471,388     328
 329   Class B Allocable Amount                                                                   $           52,376     329
 330   Collateral Allocable Amount                                                                $           54,995     330
 331   Class D Allocable Amount                                                                   $           37,449     331

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                                                         Required Amounts
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 332   Class A Required Amount                                                                    $                -     332
 333   Class A Monthly Interest for current Distribution Date                                     $          975,000     333
 334   Class A Monthly Interest previously due but not paid                                       $                -     334
 335   Class A Additional Interest for prior Monthly Period or previously due but not paid        $                -     335
 336   Class A Allocable Amount for current Distribution Date                                     $                -     336
 337   Class A Servicing Fee (if Proffitt's is no longer the Servicer)                            $                -     337

 338   Class B Required Amount                                                                    $                -     338
 339   Class B Monthly Interest for current Distribution Date                                     $          111,500     339
 340   Class B Monthly Interest previously due but not paid                                       $                -     340
 341   Class B Additional Interest for prior Monthly Period or previously due but not paid        $                -     341
 342   Class B Servicing Fee (if Proffitt's is no longer the Servicer)                            $                -     342
 343   Excess of Class B Allocable Amount over funds available to make payments                   $                -     343

 344   Collateral Required Amount                                                                 $                -     344
 345   Collateral Monthly Interest for current Distribution Date                                  $          120,433     345
 346   Collateral Monthly Interest previously due but not paid                                    $                -     346
 347   Collateral Additional Interest for prior Monthly Period or previously due but not paid     $                -     347

 348   Collateral Servicing Fee (if Proffitt's is no longer the Servicer)                         $                  -   348
 349   Excess of Collateral Allocable Amount over funds available to make payments                $                  -   349

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                                                   Reduction of Investor Amounts
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       Class A
 350  Class A Investor Amount reduction                                                           $                  -   350
 351   Class A Investor Charge Off                                                                $                  -   351
 352   Reductions of the Class A Investor Amount                                                  $                  -   352

       Class B
 353  Class B Investor Amount reduction                                                           $                  -   353
 354   Class B Investor Charge Off                                                                $                  -   354
 355   Reductions of the Class B Investor Amount                                                  $                  -   355
 356   Reallocated Principal Collections applied to Class A                                       $                  -   356

       Collateral
 357  Collateral Indebtedness Amount reduction                                                    $                  -   357
 358   Collateral Indebtedness Amount Charge Off                                                  $                  -   358
 359   Reductions of the Collateral Indebtedness Amount                                           $                  -   359
 360   Reallocated Principal Collections applied to Class B                                       $                  -   360

       Class D
 361  Class D Investor Amount reduction                                                           $                  -   361
 362   Class D Investor Charge Off                                                                $                  -   362
 363   Reductions of the Class D Investor Amount                                                  $                  -   363
 364   Reallocated Principal Collections applied to Collateral Indebtedness Amount                $                  -   364

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                                                           Servicing Fee
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 365  Series 1997-2 Servicing Fee                                                                 $            392,167   365
 366   Class A Servicing Fee                                                                      $            300,000   366
 367   Class B Servicing Fee                                                                      $             33,333   367
 368   Collateral Servicing Fee                                                                   $             35,000   368
 369   Class D Servicing Fee                                                                      $             23,833   369

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                                                          Reserve Account
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 370  Required Reserve Account Amount ( if applicable)                                                             N/A   370
 371   Reserve Account Reinvestment Rate (if applicable)                                                           N/A   371
 372   Reserve Account balance                                                                    $                  -   372


 373  Accumulation Period Length                                                                             12 months   373

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of August, 1998.

     Proffitt's, Inc.,
     as Servicer

     By
        -------------------------------------

     Name:  James S. Scully
     Title: Vice President and Treasurer